UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2014

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard Suite 1550 Fort Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2014, Direct Insite Corp. (the “Company”) issued a press release announcing, among other things, the Company’s financial results for the three months ended June 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release of Direct Insite Corp. dated August 12, 2014, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP

/s/ Lowell Rush
Lowell Rush
Chief Financial Officer

Dated: August 12, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Direct Insite Corp. dated August 12, 2014.